Exhibit 99.1

March2013MyersIndustrie

Forward Looking Statements

Statements in this presentation concerning the Company's goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:

(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the "normal" range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies

Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company's publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site.

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Company at a Glance



- NYSE: MYE
- Founded in 1933
- Headquartered in Akron, OH
- 3,378 employees
- Diversified International manufacturer of polymer products and wholesale distributor that operates in four segments


2012 Net Sales
16%
26%
22%
36%
2012 Adjusted EBIT
19%
4%
18%
59%
Material Handling | Lawn & Garden | Engineered Products | Distribution

3

BusinessSegments

Vision for Profitable Growth

Myers Industries is and will continue to be:

- A **diversified industrial company** focused on five key growth platforms in niche manufacturing and tire supply distribution
- A **decentralized business** rooted in strong brands
- The leader in its industries, delivering **customer dedication** and strong **financial results** through…
  - ***Innovation***
  - ***Operations Excellence***
  - ***Organization Development***
- Growing in North America and rapidly developing international markets via organic growth and selective, highly value-added acquisitions
- Improving underperforming operations

5

Growth Platforms

- *We will continuously upgrade the value of Myers through disciplined **portfolio management** and a structured organization operating around **market-based growth platforms**:*

Platform	Segment	Growth
Returnable Packaging	Material Handling	Drive conversions to reusable products though further penetration of food, liquid, bulk solids and agricultural markets.
Storage & Safety Products	Material Handling	Further grow platform with acquisitions. Strengthen competitive advantage through distribution channels.
Tire Repair & Retread Products	Engineered Products	Leverage product and customer expertise to grow niche market.
Specialty Molding	Engineered Products	Expand our capabilities to further grow our positions in Marine and RV.
Tire Supply Distribution	Distribution	Grow through market reach, innovative products and expanded global sourcing.

6

Growth Platform Bolt-on Acquisitions in 2012

- Novel
  - Designer and manufacturer of returnable plastic crates and totes for the transport of beverages and agricultural products
  - Two strategically located manufacturing facilities in Bahia & Paraná
  - Clear fit with Myers' returnable packaging market focus and geographic expansion strategy
  - Integrated into our Material Handling Segment

- Jamco
  - Designer and manufacturer of heavy-duty industrial steel carts and cabinets
  - Three manufacturing facilities located in South Beloit, Illinois
  - Products are sold through national catalogs and distributors similar to our Akro-Mils business
  - Integrated into our Material Handling Segment

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InnovaveNewProductsin2012

Improving Underperforming Assets

- Internal project in Lawn & Garden Segment to drive out costs, increase productivity and improve profitability
  - Anticipated to yield annual savings of approximately $5 million by 2014
  - Addresses sub-segments of the business individually
    - Nursery – various cost reduction efforts to improve profitability
    - Greenhouse – take actions to simplify, consolidate and balance capacity with demand
- Continue to look at further options including external opportunities

9

Our Goals

- Generate returns above cost-of-capital
- Produce strong free cash flow
- Achieve organic growth > 1.5x GDP
- Realize sales from new products, services or markets developed in the last three years of > 10% of total sales
- Target a 5% reduction in COGS each year
- Maintain strong financial position
- Balanced approach to capital allocation including returning cash to shareholders

10

Progress in Accomplishing Goals

Key Metrics

	Goals	2012	2011
Sales Growth	> 1.5x GDP	4.7%	2.4%
Gross Margin	> 27%	27.4%	26.3%
ROIC*	> 10%	10.0%	8.5%
Innovation / NPD**	>10% of Sales	6%	3%
Operations Excellence Savings	5% of COGS (gross)	3%	3%

*ROIC = Net Operating Profit After Tax / (Debt + Equity).

** NPD = New Product Development. Calculation based on products/services introduced within last 3 years.

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Full Year 2012 Highlights

- Achieved 40% increase in adjusted EPS
  - $0.94 compared to $0.67 in 2011
- Completed two strategic acquisitions which were accretive
  - Novel & Jamco
- As part of Innovation initiative more than 40 new products and services were introduced
  - 6% of total sales in 2012 came from products, services or markets developed in the last three years.
- Realized $16 million in Operations Excellence savings
  - 3% of Cost of Goods sold
- Increased capital spending by $5.1 million to $27 million
  - 55% was for growth oriented projects
- Returned cash to shareholders through dividend increase of 14% and 300k share buyback

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Strong & Flexible Balance Sheet

Debt & Debt-to-Capital



$300
$250
$200
$150
$100
$50
$0
60%
50%
40%
30%
20%
10%
0%
48%
42%
44%
43%
42%
35%
40%
29%
28%
26%
29%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Debt ($ Millions)
Debt to Capital

Note:
1) Debt-to-Capital ratio calculated as debt/(debt+equity).

Well positioned to make selective, high return investments

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Solid Cash Flow Generation

Free Cash Flow



$(Millions)
$100
$80
$60
$40
$20
$0
$37
$31
$18
$29
$55
$77
$20
$57
$25
$42
$34
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Notes:
1) Free cash flow calculated as cash flow from continuing operations less capital expenditures.

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Priorities for Free Cash Flow

1) Maintain the Business

2) Grow Stakeholder Value

- Organic Growth Cap Ex
- Process Improvements
- New Product Development
- Acquisitions

3) Return Capital to Stakeholders

- Dividends
- Share Repurchases
- Debt Reduction

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Returning Cash to Shareholders

- Dividend paid every year since Public in 1971

Dividends Paid



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
CAGR = 5.7%
$0.18
$0.18
$0.19
$0.20
$0.20
$0.22
$0.24
$0.24
$0.26
$0.28
$0.32
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Notes:
1) Above adjusted for stock dividends and splits in 2000, 2001, 2002 and 2004.
2) In 2007 there was an additional special dividend (not shown above) of $0.28 or $9.9M accrued but not paid until 2008, resulting from a merger termination payment.
3) In 2012 there was an accelerated dividend paid in December that is not reflected above

- Share repurchases
  - Spent $4M to buy back 300k shares in 2012
  - Spent $20M to buy back 2M shares in 2011

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Q1 & Full Year 2013 Outlook

Q1 Outlook

- Material Handling
  - Seasonality in Brazil will unfavorably impact the quarter
- Lawn & Garden
  - Solid order activity quarter-to-date on top of the delay in customer demand from Q4 2012 to Q1 2013 should benefit the quarter
- Distribution
  - Anticipate capturing greater shares of both equipment and supplies sales in a continued weak marketplace
- Engineered Products
  - Demand in transplant auto will be at normal levels during Q1 resulting in a decline in sales in that market year-over-year

Full Year Outlook

- Slow Q1 impacted by IT investments; but then good year-over-year improvement
- Overall expect another year of good performance improvement

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Positioned for Growth & Value Creation

- **Focused strategy**
  - Customer Dedication
  - ***Innovation***
  - ***Operations Excellence***
  - ***Organization Development***
  - Financial Strength
- **Targeted Growth Platforms**
  - Returnable Packaging
  - Storage & Safety Products
  - Tire Repair & Retread Products
  - Specialty Molding
  - Tire Supply Distribution
- **Improved performance**
  - Gross margins, earnings, cash flow, returns
- **Strong and flexible balance sheet**
- **Balanced approach to capital allocation**

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Appendix

Strategic Principles

Customer Dedication	• Structure the organization closer to the customer - decentralize • Build and maintain processes to maximize customer input • Lead our industries in service, quality and delivery
Innovation	• Deliver next-generation products/services in high niche markets • Utilize "Voice of the Customer" tools • Market based strategic planning
Operations Excellence	• Maintain highest standards in safety and productivity • Ensure process for continuous quality, service and productivity improvement
Organization Development	• Ensure industry-best talent • Make Myers' training and development a competitive advantage
Financial Strength	• Generate strong financial results – EBITDA growth, Cash, ROIC • Maintain a strong balance sheet • Build industry leading decision-making tools across the business

Key Management Capabilities

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PorolioEvoluon

Macro Indicators

Material Handling

MHEM (Material Handling Equipment) Index



Material Handling Index
Annual rate of change
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

Source:
Material Handling Industry of America, January 2013 Forecast

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Macro Indicators

Lawn & Garden

Housing Starts; Consumer Sentiment



NAHB Housing Forecast
Housing Activity (000)
2,500
2,000
1,500
1,000
500
0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
(50.0)
Annual Rate of Change
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Total Housing Starts
Single Family
% Change



Consumer Sentiment
Index
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
Percent Change (y/y)
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Index
Index % Change Y/Y

Sources: National Association of Home Builders (NAHB); Feb 2013
Thomson Reuters/University of Michigan

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Macro Indicators

Distribution

Replacement Tire Shipments; Miles Driven; Fuel Prices



Key Indicators for the Tire Market
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F
Miles Driven (B)
Repl Tire Shipments-
Gasoline Sales (Gal/B)

Source: JP Morgan, RMA, Energy Information Administration

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Macro Indicators

Engineered Products

RVIA; Motor Vehicle and Parts Production



RV Shipments
Units (000)
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
60
50
40
30
20
10
0
(10)
(20)
(30)
(40)
Annual Rate of Change (%)
2005
2006
2007
2008
2009
2010
2011
2012
2013F
RV Unit Shipments (000)
% Change from P/Y

Source: RVIA Forecasts, Dec 2012



Autos and Light Truck Assemblies
million units
12.00
10.00
8.00
6.00
4.00
2.00
0.00
80.0
60.0
40.0
20.0
0.0
-20.0
-40.0
-60.0
-80.0
Annual Rate of Change
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
Autos and light truck assemblies; s.a.
Annual Rate of Change

Source: FRB G17 Release (Jan 2013); MAPI Forecast, Dec 2012

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